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                                                                   EXHIBIT 32(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this Annual Report on Form 10-K of TRW Automotive Holdings Corp. (the "Company") for the period ended December 31, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph S. Cantie, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act OF 2002, that:

         1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2004                  /s/ Joseph S. Cantie
                                      ------------------------------------------
                                      Joseph S. Cantie
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer)